EXHIBIT 24

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER and LORI A. GWIZDALA, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation for the Chemical Financial Corporation Stock Incentive Plan of 2012, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: May 1, 2012	/s/ Gary E. Anderson

Print Name: Gary E. Anderson

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER and LORI A. GWIZDALA, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation for the Chemical Financial Corporation Stock Incentive Plan of 2012, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 26, 2012	/s/ J. Daniel Bernson

Print Name: J. Daniel Bernson

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER and LORI A. GWIZDALA, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation for the Chemical Financial Corporation Stock Incentive Plan of 2012, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: May 1, 2012	/s/ Nancy Bowman

Print Name: Nancy Bowman

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER and LORI A. GWIZDALA, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation for the Chemical Financial Corporation Stock Incentive Plan of 2012, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: May 1, 2012	/s/ James R. Fitterling

Print Name: James R. Fitterling

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER and LORI A. GWIZDALA, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation for the Chemical Financial Corporation Stock Incentive Plan of 2012, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: May 1, 2012	/s/ Thomas T. Huff

Print Name: Thomas T. Huff

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER and LORI A. GWIZDALA, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation for the Chemical Financial Corporation Stock Incentive Plan of 2012, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 25, 2012	/s/ Michael T. Laethem

Print Name: Michael T. Laethem

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER and LORI A. GWIZDALA, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation for the Chemical Financial Corporation Stock Incentive Plan of 2012, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: May 1, 2012	/s/ James B. Meyer

Print Name: James B. Meyer

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER and LORI A. GWIZDALA, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation for the Chemical Financial Corporation Stock Incentive Plan of 2012, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 25, 2012	/s/ Terence F. Moore

Print Name: Terence F. Moore

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER and LORI A. GWIZDALA, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation for the Chemical Financial Corporation Stock Incentive Plan of 2012, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 25, 2012	/s/ Aloysius J. Oliver

Print Name: Aloysius J. Oliver

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER and LORI A. GWIZDALA, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation for the Chemical Financial Corporation Stock Incentive Plan of 2012, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: May 1, 2012	/s/ Larry D. Stauffer

Print Name: Larry D. Stauffer

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER and LORI A. GWIZDALA, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation for the Chemical Financial Corporation Stock Incentive Plan of 2012, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: May 1, 2012	/s/ Franklin C. Wheatlake

Print Name: Franklin C. Wheatlake